EXHIBIT 24

POWER OF ATTORNEY

     Bowne & Co., Inc. and each person whose signature appears below hereby authorize both Philip E. Kucera and Scott L. Spitzer, each with full power to act alone, to file in either paper or electronic form any and all amendments to the Registration Statement on Form S-8 and, under the Securities Act of 1933 as amended, relating to the Bowne & Co., Inc. 1999 Incentive Compensation Plan and its various supplements and component agreements. Bowne & Co., Inc. and each such person hereby further appoint both Philip E. Kucera and Scott L. Spitzer as his or her and its attorneys-in-fact, each with full power to act alone, to execute any and all amendments to such Registration Statement and in the name and on behalf of Bowne & Co., Inc. as well as in the name and on behalf of each such person, individually and in each capacity stated below, thereby granting to said attorneys-in-fact and each of them full power and authority to do and perform each and every act and thing whatsoever that any of them may deem necessary or advisable in order to carry out fully the intent of the foregoing as the undersigned might or could do personally or in their capacities aforesaid.

BOWNE & CO., INC.
By:	/s/ PHILIP E. KUCERA
Philip E. Kucera
Chief Executive Officer and Director

Dated: November 17, 2004

Name	Title	Date
/s/ PHILIP E. KUCERA (Philip E. Kucera)	Chief Executive Officer and Director	November 17, 2004
/s/ DAVID J. SHEA (David J. Shea)	Chief Operating Officer, President and Director	November 17, 2004
/s/ C. CODY COLQUITT (C. Cody Colquitt)	Senior Vice President and Chief Financial Officer	November 17, 2004
/s/ RICHARD BAMBACH JR. (Richard Bambach Jr.)	Chief Accounting Officer, Vice President and Corporate Controller	November 17, 2004

Name	Title	Date
/s/ CARL J. CROSETTO (Carl J. Crosetto)	Director	November 17, 2004
/s/ DOUGLAS B. FOX (Douglas B. Fox)	Director	November 17, 2004
/s/ GLORIA M. PORTELA (Gloria M. Portela)	Director	November 17, 2004

/s/ H. MARSHALL SCHWARZ (H. Marshall Schwarz)	Director	November 17, 2004
/s/ WENDELL M. SMITH (Wendell M. Smith)	Director	November 17, 2004
/s/ LISA A. STANLEY (Lisa A. Stanley)	Director	November 17, 2004
/s/ VINCENT TESE (Vincent Tese)	Director	November 17, 2004
/s/ HARRY WALLAESA (Harry Wallaesa)	Director	November 17, 2004
/s/ RICHARD R. WEST (Richard R. West)	Director	November 17, 2004

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